UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06384

Nuveen Texas Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2018

Nuveen Municipal Closed-End Funds

Annual Report

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	21

Portfolios of Investments	22

Statement of Assets and Liabilities	52

Statement of Operations	53

Statement of Changes in Net Assets	54

Statement of Cash Flows	56

Financial Highlights	58

Notes to Financial Statements	64

Additional Fund Information	79

Glossary of Terms Used in this Report	80

Reinvest Automatically, Easily and Conveniently	82

Board Members & Officers	83

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. Interest rates in the U.S. have started to move off of historic lows, inflation is expected to finally pick up and the tax reform passed in late December 2017 could extend, and possibly bolster, the economy’s growth streak. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

At the same time, trade protectionism could upend sentiment and growth assumptions for the global economy. Investors are also concerned about the potential for increased government regulation on technology companies, whose shares recently declined due to a data privacy scandal and other negative news. Trade and tech do merit watching, but with few policy specifics at the moment, the long-term implications remain difficult to assess.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 23, 2018

Portfolio Managers’ Comments

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Texas Quality Municipal Income Fund (NTX)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month reporting period performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2018?

The U.S. economy began 2017 at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.9%, as reported by the Bureau of Economic Analysis “third” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October 2017 temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in February 2018 from 4.7% in February 2017 and job gains averaged around 190,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic recovery. However, the January jobs report revealed an unexpected pick-up in wages, which triggered a broad sell-off in equities, despite tame inflation readings. The Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended February 28, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in January 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.0% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in March 2018 (after the close of this reporting period), was the sixth rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Investors carefully watched the transition of leadership from outgoing Fed Chair Janet Yellen, whose term expired in February 2018, to the new Chairman Jerome Powell. While Chairman Powell was largely expected to stay on the path set by his predecessor, his first public address was perceived as somewhat more hawkish than the market expected, which led to some near-term volatility at the end of the reporting period.

Investors also sought to gauge the Fed’s reaction to the Tax Cuts and Jobs Act, which was signed into law in late December 2017. While it is still too early to know the full impact of the tax reform, which lowers the tax rates on individuals and corporations, investors worried about the Fed stepping up the pace of rate increases to temper a potentially overheating economy.

With the tax overhaul accomplished, the Trump administration resumed focus on some of its other policies. The surprise announcement of steel and aluminum tariffs sparked fears of a trade war and added uncertainty to the ongoing North American Free Trade Agreement (NAFTA) negotiations. Protectionist rhetoric also garnered attention across Europe, as anti-European Union sentiment featured prominently (although did not win a majority) in the Dutch, French, German and Italian elections held in 2017 and early 2018. In the U.K., Brexit talks have progressed but uncertainties remain.

The municipal bond market produced a positive return over this reporting period, although not without volatility. For most of the reporting period, municipal bonds continued to rebound from the post-election sell-off in the fourth quarter of 2016. After President Trump’s surprising win, bond markets repriced his reflationary fiscal agenda, driving interest rates higher. Municipal bonds suffered a surge in investor outflows due to speculation that the Trump administration’s tax reform proposals could adversely impact municipal bonds.

However, the economy sustained its moderate growth with low inflation, an improving jobs market and modest wage growth, and progress on the White House’s agenda was slow. This backdrop helped municipal bond yields and valuations return to pre-election levels and reverse the trend of outflows. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.

After the new administration’s health care and immigration reforms met obstacles, Congress refocused on tax reform initiatives in the latter months of 2017. Early drafts of the bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $453.6 billion in this reporting period, an 8.8% drop from the issuance for the twelve-month reporting period ended February 28, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

How were the economic and market environments in Arizona, Michigan, Ohio and Texas during the twelve-month reporting period ended February 28, 2018?

Arizona’s economy is gaining momentum with job growth driven by health care, transportation, manufacturing, business services and local government. Arizona’s favorable business environment has lured new business investment such as Lucid Motors’ electric vehicle factory and Kudelski’s (Swiss cybersecurity firm) North American headquarters into the state. Improvement in the economy continues to favorably impact the housing market. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 5.9% over the twelve months ended January 2018 (most recent data available at the time this report was prepared), compared with a 6.2% price increase nationally. In the job market, the Arizona unemployment rate was 4.9% as of February 2018. The recovering economy has helped the state replenish its Rainy Day Fund after it was almost depleted in Fiscal Year 2009. Over the last three years, the state has added to its Rainy Day Fund and on pace to reach $461.5 million by Fiscal Year 2018. Governor Ducey signed its $9.8 billion Fiscal Year 2018 Budget, up 2.1% over previously enacted budget. It provides additional money for K-12 education, including a teacher salary increase, and transportation infrastructure without raising taxes. Governor Ducey’s Proposed General Fund Fiscal Year 2019 Budget totals $10.1 billion, up 3.2% over the prior enacted Fiscal Year and includes new money for K-12 education and no new taxes. As of February 2018, S&P and Moody’s rated Arizona’s Issuer Credit Rating at AA and Aa2, respectively, with a stable outlook. During the twelve months ended February 28, 2018 municipal issuance in Arizona totaled $6.6 billion, a gross issuance decrease of 11% from the twelve months ended February 28, 2017.

Michigan’s economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth, continued diversification and multiple years of strong domestic auto sales. Michigan vehicle production in 2017 fell more than 12% from the prior year, but part of the decline was due to model changeovers from passenger cars to light trucks. Overall, salary and wage growth was up 1.6%, the seventh consecutive year of growth. Michigan added more jobs than any other Midwestern state in 2017, despite job growth falling slightly behind the 2016 growth rate. To a large extent, the Michigan economy remains tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.9% of employment in the state, compared with 8.6% nationally. As of February 2018, Michigan’s unemployment rate was 4.8%. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 7.6% over the twelve months ended January 2018 (most recent data available at

Portfolio Managers’ Comments (continued)

the time this report was prepared), ahead of the national average increase of 6.2%. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced operations. The state’s previously depleted budget stabilization/rainy day reserve fund is now on pace to approach $1 billion by the end of Fiscal Year 2019. The state’s improved financial and cash position has eliminated the need for cash flow borrowing, which the state hasn’t resorted to since 2011. Strong income and sales tax revenue growth have helped make this possible, though the pace of revenue growth is projected to slow over the next two years. This slowdown and the state’s gap in infrastructure spending have the potential to pose future budgetary pressure. Increased funding for roads and transit programs is included in the governor’s proposed $56.8 billion budget for Fiscal Year 2019, which overall represents a 0.6% increase over the prior year. As of March 2018 (subsequent to the close of this reporting period), Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. During the twelve months ended February 28, 2018, municipal issuance in Michigan totaled $5.6 billion, a gross issuance decrease of 53.8% from the twelve months ended February 28, 2017.

Ohio’s employment growth has been gradually slowing since early 2016 and was 0.6% year-over-year through December 2017, down from 1.6% in December 2016. Despite the slowdown, Ohio’s unemployment rate has steadily declined over the past year from 5.1% in February 2017 to 4.5% in February 2018. The Education and Health Services sector, which comprised 16.8% of total employment in 2016, is a key pillar of strength for Ohio’s economy. Manufacturing, which makes up 12.5% of employment, has exhibited stable growth throughout 2017. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. The count of active rotary rigs increased in 2017 and in early 2018, thanks to rising natural gas prices. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 3.5% over the twelve months ended January 2018 (most recent data available at the time this report was prepared), compared with a 6.2% price increase nationally. On the fiscal front, Ohio’s revenues have softened along with its economic growth. Fiscal year-to-date (through February 2018) General Revenue Fund receipts are down 4.9% compared to the prior year-to-date collections. Governor Kasich’s proposed Fiscal Year 2018-2019 biennial budget continues to reduce the state’s reliance on income tax revenue with a 17% income-tax cut over the next two years. The reduction is offset by raising the taxes on liquor, tobacco and gas drilling, as well as expanding the state’s sales tax from 5.75% to 6.25%. Ohio has prioritized and rebuilt its Budget Stabilization Fund since the recession. The state raised the statutory target to 8.5% (from 5%) of total general fund revenues. The current Budget Stabilization Fund balance of $2 billion is 9% of general fund revenues. As of February 2018, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2018, municipal issuance in Ohio totaled $13.4 billion, a gross issuance increase of 23.41% compared with the twelve months ended February 28, 2017.

Texas’ economy is the second largest in the United States. Texas quickly recovered from Hurricane Harvey and job growth continues to remain strong. Despite the State’s economic diversity, the energy sector is still a major driver. Mining & manufacturing sector jobs represent 8.9% of total employment. Between 2014 and 2018, mining employment declined by 8.7% and manufacturing declined by 1.1%. Notably, oil prices are on the rebound and the mining sector had the largest year-over-year gain in employment of 13.3%. In addition, overall state employment has seen continued growth since 2009 and unemployment rates continue to improve. The state’s unemployment rate has decreased to 4.0% as of February 2018 compared to 4.7% a year ago. After mining, the largest year-over-year employment gains were seen in construction (4.8%), professional & business services (3.9%), and leisure & hospitality (3.5%). Texas’ largest non-government employment sectors, which include trade transportation & utilities, education & health services, professional & business services, and financial activities, represented approximately 61% of state employment. According to the S&P CoreLogic Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 6.9% as of January 2018 (most recent data available at the time this report was prepared), compared with the national average price increase of 6.2%. On the fiscal front, the state is in the middle of its 2018-2019 biennium budget. As of February 2018, overall revenues collections are tracking ahead of budget and have increased 11.4% over the prior year. Texas is anticipating ending Fiscal Year 2018 (8/31) with about a $94M surplus, although much of that is already earmarked for Medicaid, education, and transportation spending for Fiscal Year 2019. The state maintains a large Economic Stabilization Fund, or rainy day fund and as of Fiscal Year 2017, the fund totaled $11 billion or 11.3% of General Fund revenues. S&P, Moody’s and Fitch rate Texas GO debt at Aaa, AAA, AAA, and all have stable outlooks. For the twelve months ended February 28, 2018, municipal issuance in Texas totaled $37.1 billion, a gross issuance decrease of 27.9% from the previous twelve months.

What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2018?

Municipal bonds benefited from a generally favorable macroeconomic backdrop, despite the uncertainties surrounding the tax reform bill. Credit spreads narrowed, as sentiment improved after the fourth-quarter sell-off and municipal bond fund flows reversed from net negative to net positive. While yields on the short end of the yield curve moved higher with the Fed’s rate hikes, rates on the long end declined slightly amid low inflation, resulting in a flatter yield curve over this reporting period. Relative to the national municipal market, Arizona’s market lagged, Michigan’s and Ohio’s markets outperformed and Texas performed in line with the national market.

We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. In all four Funds, we bought bonds across a range of sectors and credit ratings, generally with intermediate to longer maturities.

In the Arizona Fund, we bought bonds with maturities of 15 years and longer, mainly focused on 20-year bonds. We added to a wide range of sectors, including transportation, health care, higher education, charter schools, local GOs, water and sewer, and Guam. Buying activity was funded mainly from the proceeds of called bonds and the sale of lower coupon bonds and short-dated (less than one year) pre-refunded bonds.

After a fairly active first half of the reporting period, NUM’s buying activity slowed in the second half. We bought revenue bonds issued for Wayne County Airport maturing in 2042, state appropriation bonds for Michigan Building Authority maturing in 2041 and local GOs for Jenison Public Schools due in 2029 and 2030. The proceeds from called and maturing bonds provided most of the funding for these purchases. We also marginally trimmed NUM’s tobacco exposure and sold a high quality bond due in 2019 to reinvest in new ideas.

The Ohio Fund bought credits across several sectors, including local GO, state appropriation, health care and dedicated tax. We also established a tender option bond (TOB) trust for Ohio Turnpike Commission credits and sold some Buckeye Tobacco Settlement bonds maturing in 2024 to buy the same name bonds maturing in 2047. We bought the bonds using call and maturity proceeds. In addition, we sold some short-dated pre-refunded bonds to reinvest the cash into new purchases.

Trading activity in NTX was muted during this reporting period. We added local GOs issued for the cities of Houston and Midland, Katy Independent School District local GOs and a local appropriation bond. Our purchase of Katy Independent School District was put into a TOB trust. The proceeds from called and maturing bonds provided the funding to make new purchases.

As of February 28, 2018, NAZ, NUM, NUO and NTX continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform for the twelve-month reporting period ended February 28, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 28, 2018. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market index.

For the twelve months ended February 28, 2018, the total returns on common share NAV for NAZ, NUO and NTX outperformed the returns for their respective state’s S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index. NUM trailed the S&P Municipal Bond Michigan Index and outperformed the national S&P Municipal Bond Index for this reporting period.

Portfolio Managers’ Comments (continued)

The factors influencing the Funds’ performance during this reporting period included yield curve and duration positioning, credit rating allocations, sector positioning and individual credit selection. The main positive contributor to the Funds’ relative performance was their longer yield curve and duration positioning. In this reporting period, longer duration bonds outperformed those with shorter durations, and all four Funds held overweight exposures to longer duration credits and underweight exposures to shorter duration credits.

In terms of credit quality, the highest (AAA and AA) ratings categories lagged in this reporting period, while lower rated and unrated bonds outperformed. NAZ’s relative returns benefited from its underweight exposures to AAA and AA rated credits, as well as an overweight allocation to A rated, BBB rated and non-rated bonds. Conversely, NUM’s overweight allocation to AAA rated bonds and underweight position in the below investment grade category were detrimental to relative performance. NUO’s credit ratings allocation was disadvantageous due to an overweight to the AA rated segment and underweight to B rated bonds. In Ohio, tobacco settlement bonds comprise a substantial proportion of the state’s B rated municipal bonds. Given our assessment of the tobacco sector’s risk-reward characteristics, NUO’s maximum exposure to the sector is considerably lower than the benchmark index’s weighting, which detracts from performance when the sector performs well. The Texas Fund’s credit exposures in aggregate were advantageous to performance, aided by an underweight to AAA rated credits and an overweight to BBB rated bonds.

On a sector basis, NAZ’s sector allocation had a neutral impact on relative performance in this reporting period. Sector positioning was a detractor in the Michigan and Texas Funds. NUM’s overweight to pre-refunded bonds underperformed while water and sewer exposure was a positive contributor. NTX benefited from an overweight to the dedicated tax sector, but the benefit was offset by an underweight to toll roads, which detracted. The Ohio Fund’s sector allocation added to relative performance. An underweight allocation in state GOs was favorable, helping to offset underperformance from an underweight in the continuing care retirement community sector.

Across all four Funds, individual credit selection was a positive contributor to performance. Broadly speaking, lower credit quality, longer duration bonds held over the full reporting period performed the best, while the bonds bought during the more volatile market conditions in the third quarter tended to lag. The use of leverage through inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), contributed positively to the performance for NAZ and NUM over this reporting period. The use of leverage through inverse floating rate securities was negligible to the performance of NUO and NTX over the reporting period.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. The Fund’s use of leverage through inverse floating rate securities had a positive impact to performance for NAZ and NUM, but a negligible impact to performance for NUO and NTX over this reporting period. Leverage from preferred shares had a positive impact on the performance of the Funds over this reporting period.

As of February 28, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	37.20%	38.38%	38.70%	36.99%
Regulatory Leverage*	34.86%	35.75%	33.14%	32.45%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total
NAZ	$88,300,000	$—	$88,300,000
NUM	$173,000,000	$—	$173,000,000
NUO	$148,000,000	$—	$148,000,000
NTX	$72,000,000	$—	$72,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAZ	NUM	NUO	NTX
March 2017	$0.0540	$0.0535	$0.0585	$0.0530
April	0.0540	0.0535	0.0585	0.0530
May	0.0540	0.0535	0.0585	0.0530
June	0.0540	0.0535	0.0585	0.0530
July	0.0540	0.0535	0.0585	0.0530
August	0.0540	0.0535	0.0585	0.0530
September	0.0540	0.0535	0.0555	0.0530
October	0.0540	0.0535	0.0555	0.0530
November	0.0626	0.0535	0.0926	0.0565
December	0.0495	0.0480	0.0520	0.0530
January	0.0495	0.0480	0.0520	0.0530
February 2018	0.0495	0.0480	0.0520	0.0530
Total Distributions from Net Investment Income	$0.6431	$0.6255	$0.7106	$0.6395

Yields
Market Yield*	4.34%	4.49%	4.41%	4.70%
Taxable-Equivalent Yield*	6.07%	6.26%	6.18%	6.18%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 28.5%, 28.3% and 28.6% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 24.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of February 28, 2018, the Funds had positive UNII balances for tax purposes. NAZ and NTX had positive UNII balances, while NUM and NUO had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of February 28, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common shares cumulatively repurchased and retired	—	222,000	—	—
Common shares authorized for repurchase	1,165,000	2,080,000	1,850,000	1,005,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

NUM
Common shares repurchased and retired	21,500
Weighted average price per common share repurchased and retired	$13.09
Weighted average discount per common share repurchased and retired	13.90%

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NAZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program NAZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NAZ
Additional authorized common shares	1,100,000*

*	Represents additional authorized common shares for the period June 6, 2017 through February 28, 2018.

During the current reporting period, NAZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NAZ
Common shares sold through Shelf Offering	107,600
Weighted average premium to NAV per common share sold	1.64%

Refer to the Notes to Financial Statements, Note 4 - Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

OTHER COMMON SHARE INFORMATION

As of February 28, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common share NAV	$14.11	$14.96	$16.12	$14.95
Common share price	$13.69	$12.84	$14.14	$13.53
Premium/(Discount) to NAV	(2.98)%	(14.17)%	(12.28)%	(9.50)%
12-month average premium/(discount) to NAV	(0.80)%	(12.03)%	(10.21)%	(6.89)%

Risk Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen Michigan Quality Municipal Income Fund (NUM)
Nuveen Ohio Quality Municipal Income Fund (NUO)
Nuveen Texas Quality Municipal Income Fund (NTX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAZ, www.nuveen.com/NUM, www.nuveen.com/NUO and www.nuveen.com/NTX.

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	3.44%	3.36%	6.33%
NAZ at Common Share Price	0.69%	2.60%	6.61%
S&P Municipal Bond Arizona Index	2.11%	2.57%	4.75%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.2%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	155.1%
Floating Rate Obligations	(1.6)%
VMTP Shares, net of deferred offering costs	(53.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.3%
Education and Civic Organizations	19.6%
Tax Obligation/General	11.7%
Health Care	11.4%
U.S. Guaranteed	11.3%
Utilities	10.6%
Water and Sewer	8.9%
Other	5.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.1%
AAA	12.1%
AA	45.5%
A	21.2%
BBB	6.3%
BB or Lower	2.6%
N/R (not rated)	5.2%
Total	100%

NUM	Nuveen Michigan Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	3.19%	3.37%	6.27%
NUM at Common Share Price	(0.39)%	1.81%	6.31%
S&P Municipal Bond Michigan Index	3.37%	3.07%	4.89%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.7%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	159.5%
Floating Rate Obligations	(3.9)%
VMTP Shares, net of deferred offering costs	(55.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	20.1%
Education and Civic Organizations	19.0%
Health Care	14.9%
U.S. Guaranteed	14.0%
Water and Sewer	9.5%
Tax Obligation/Limited	8.3%
Utilities	7.6%
Other	6.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.8%
AAA	17.5%
AA	48.7%
A	17.3%
BBB	0.4%
BB or Lower	3.5%
N/R (not rated)	0.8%
Total	100%

NUO	Nuveen Ohio Quality Municipal Income Fund
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	2.98%	3.32%	6.29%
NUO at Common Share Price	(0.93)%	0.93%	6.00%
S&P Municipal Bond Ohio Index	2.79%	3.36%	4.91%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.6%
Other Assets Less Liabilities	1.6%
Net Assets Plus Floating Rate Obligations & VRDP Shares, net of deferred offering costs	156.2%
Floating Rate Obligations	(6.7)%
VRDP Shares, net of deferred offering costs	(49.5)%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	20.0%
Tax Obligation/Limited	19.4%
Tax Obligation/General	15.1%
Health Care	10.3%
Transportation	9.7%
Education and Civic Organizations	9.1%
Water and Sewer	7.7%
Other	8.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	18.7%
AAA	12.1%
AA	48.3%
A	11.3%
BBB	3.4%
BB or Lower	5.8%
N/R (not rated)	0.4%
Total	100%

NTX	Nuveen Texas Quality Municipal Income Fund
Performance Overview and Holding Summaries as of
February 28, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2018

	Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	2.88%	3.17%	5.91%
NTX at Common Share Price	(0.94)%	1.29%	5.92%
S&P Municipal Bond Texas Index	2.35%	2.65%	4.88%
S&P Municipal Bond Index	2.32%	2.59%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.4%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations & MFP Shares, net of deferred offering costs	158.4%
Floating Rate Obligations	(10.6)%
MFP Shares, net of deferred offering costs	(47.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.7%
Tax Obligation/Limited	15.8%
Transportation	14.6%
U.S. Guaranteed	12.4%
Water and Sewer	10.9%
Utilities	10.1%
Education and Civic Organizations	7.4%
Other	7.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	24.8%
AA	30.4%
A	22.7%
BBB	8.8%
BB or Lower	1.9%
N/R (not rated)	0.2%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on November 14, 2017 for NAZ, NUM, NUO and NTX; at this meeting the shareholders were asked to elect Board Members.

	NAZ		NUM
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	10,240,545	—	17,879,551	—
Withhold	351,279	—	485,034	—
Total	10,591,824	—	18,364,585	—
John K. Nelson
For	10,315,817	—	17,898,596	—
Withhold	276,007	—	465,989	—
Total	10,591,824	—	18,364,585	—
Terence J. Toth
For	10,314,484	—	17,940,318	—
Withhold	277,340	—	424,267	—
Total	10,591,824	—	18,364,585	—
Robert L. Young
For	10,315,817	—	17,885,004	—
Withhold	276,007	—	479,581	—
Total	10,591,824	—	18,364,585	—
William C. Hunter
For	—	883	—	1,730
Withhold	—	—	—	—
Total	—	883	—	1,730
William J. Schneider
For	—	883	—	1,730
Withhold	—	—	—	—
Total	—	883	—	1,730

Shareholder Meeting Report (continued)

	NUO		NTX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting as a class	Preferred Shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	15,757,338	—	8,094,109	—
Withhold	908,805	—	198,822	—
Total	16,666,143	—	8,292,931	—
John K. Nelson
For	15,822,707	—	8,096,331	—
Withhold	843,436	—	196,600	—
Total	16,666,143	—	8,292,931	—
Terence J. Toth
For	15,821,037	—	8,095,096	—
Withhold	845,106	—	197,835	—
Total	16,666,143	—	8,292,931	—
Robert L. Young
For	15,807,761	—	7,982,266	—
Withhold	858,382	—	310,665	—
Total	16,666,143	—	8,292,931	—
William C. Hunter
For	—	1,480	—	14,400
Withhold	—	—	—	—
Total	—	1,480	—	14,400
William J. Schneider
For	—	1,480	—	14,400
Withhold	—	—	—	—
Total	—	1,480	—	14,400

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nuveen Arizona Quality Municipal Income Fund
Nuveen Michigan Quality Municipal Income Fund
Nuveen Ohio Quality Municipal Income Fund
Nuveen Texas Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Quality Municipal Income Fund, Nuveen Michigan Quality Municipal Income Fund, Nuveen Ohio Quality Municipal Income Fund, and Nuveen Texas Quality Municipal Income Fund (the “Funds”) as of February 28, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, the statements of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended February 28, 2014 were audited by other independent registered public accountants whose report dated April 25, 2014 expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois
April 25, 2018

NAZ	Nuveen Arizona Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.2% (100.0% of Total Investments)
	Education and Civic Organizations – 30.2% (19.6% of Total Investments)
$2,175	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	AA	$2,454,118
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	1,688,685
1,620	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2017B., 5.000%, 7/01/42	7/27 at 100.00	AA	1,846,541
1,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D, 5.000%, 7/01/41	7/25 at 100.00	AA	1,688,685
2,515	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	2,795,573
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond Trust 2015-XF0053, 14.739%, 6/01/42, 144A (IF)	6/22 at 100.00	AA2	3,159,251
240	Arizona Industrial Development Authority Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50, 144A	11/27 at 100.00	N/R	231,571
515	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37, 144A	7/26 at 100.00	BB	534,585
525	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA–	577,978
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A	7/27 at 100.00	BB	153,815
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F.:
700	5.000%, 7/01/37	7/27 at 100.00	AA–	782,348
1,645	5.000%, 7/01/47	7/27 at 100.00	AA–	1,819,189
315	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G., 5.000%, 7/01/47, 144A	7/27 at 100.00	BB	323,010
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B., 5.000%, 3/01/48, 144A	9/27 at 100.00	BB+	372,120
710	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA–	784,003
415	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A	No Opt. Call	BB	407,144
615	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A., 5.000%, 7/01/38	1/28 at 100.00	AA–	688,431
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A	2,197,380
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.125%, 5/15/40	5/20 at 100.00	A+	4,006,861
870	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/36, 144A	7/26 at 100.00	BB+	896,840
355	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A , 5.000%, 7/01/37	7/27 at 100.00	AA–	399,769
490	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	AA–	547,644
2,095	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA–	2,380,234

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,875	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	$2,071,350
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	971,398
70	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BB	71,503
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	920,952
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB–	856,808
250	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	244,188
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	162,160
500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 6.750%, 7/01/44, 144A	7/24 at 100.00	Ba1	552,070
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 144A:
315	5.000%, 7/01/35	7/25 at 100.00	Ba1	324,327
300	5.000%, 7/01/45	7/25 at 100.00	Ba1	306,438
650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	Ba1	669,825
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 3.250%, 7/01/25	No Opt. Call	BBB–	399,988
1,995	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A2	2,194,899
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A	3,985,758
200	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	216,008
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017, 144A:
120	6.000%, 6/15/37	6/26 at 100.00	N/R	122,339
680	6.125%, 6/15/47	6/26 at 100.00	N/R	694,307
200	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	173,454
35	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	33,109
115	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017., 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	111,911
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	675,581
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	496,105
730	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/35 – BAM Insured	7/26 at 100.00	AA	825,959
780	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	857,961
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	279,745
	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016:
520	5.000%, 7/01/36	7/26 at 100.00	Baa3	554,226
300	5.000%, 7/01/47	7/26 at 100.00	Baa3	311,601
45,320	Total Education and Civic Organizations			49,819,745

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 17.5% (11.4% of Total Investments)
$1,200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	$1,316,688
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	A–	5,365,913
	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A:
3,005	5.000%, 12/01/39	12/24 at 100.00	A2	3,326,926
2,860	5.000%, 12/01/42	12/24 at 100.00	A2	3,155,438
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
1,250	5.000%, 1/01/32	1/27 at 100.00	AA–	1,439,488
1,000	5.000%, 1/01/35	1/27 at 100.00	AA–	1,135,000
2,000	5.000%, 1/01/38	1/27 at 100.00	AA–	2,247,120
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,195,790
	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017A:
2,000	5.000%, 1/01/41	1/28 at 100.00	AA–	2,260,060
2,700	4.000%, 1/01/41	1/28 at 100.00	AA–	2,768,364
1,025	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36	8/26 at 100.00	A	1,109,768
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	A	218,975
1,000	5.250%, 8/01/33	8/23 at 100.00	A	1,101,660
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,110,910
1,000	5.250%, 8/01/32	8/24 at 100.00	A–	1,139,750
26,470	Total Health Care			28,891,850
	Long-Term Care – 1.9% (1.2% of Total Investments)
285	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	279,360
1,885	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	1,887,469
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	829,546
80	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A., 6.125%, 10/01/47, 144A	10/27 at 100.00	N/R	82,063
3,030	Total Long-Term Care			3,078,438
	Tax Obligation/General – 18.1% (11.7% of Total Investments)
575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	653,919
	Casa Grande, Arizona, General Obligation Bonds, Refunding Series 2016B:
1,605	4.000%, 8/01/33	8/26 at 100.00	AA–	1,691,750
835	4.000%, 8/01/34	8/26 at 100.00	AA–	876,992
2,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	2,917,925
	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
1,000	5.000%, 7/01/26	7/24 at 100.00	AAA	1,138,600
525	5.000%, 7/01/27	7/24 at 100.00	AAA	594,815
2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,341,652

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds, School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	$1,100,720
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds, Series 2011, 5.000%, 7/01/23	7/21 at 100.00	Aa2	854,011
300	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C, 4.000%, 7/01/33 – AGM Insured	7/26 at 100.00	AA	314,952
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33	7/27 at 100.00	Aa2	1,485,656
1,000	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/34	7/27 at 100.00	Aa3	1,134,670
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, School Improvement Series 2018, 5.000%, 7/01/36 (WI/DD, Settling 3/15/18)	7/25 at 102.00	Aa3	1,532,115
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37 (WI/DD, Settling 3/08/18)	7/27 at 100.00	Aa1	726,711
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AA–	799,124
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	1,537,661
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	3,237,073
1,750	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement Project 2010 Series 2011A, 5.000%, 7/01/25	7/21 at 100.00	A	1,902,950
1,500	Pima County Unified School District 6 Marana, Arizona, General Obligation Bonds, School Improvement Project of 2014, Series 2017C, 5.000%, 7/01/36 – BAM Insured	7/27 at 100.00	AA	1,707,165
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	703,495
1,000	5.000%, 7/01/35 – BAM Insured	7/27 at 100.00	AA	1,132,090
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series 2014B:
715	4.500%, 7/01/33	7/24 at 100.00	AA–	773,823
665	4.500%, 7/01/34	7/24 at 100.00	AA–	717,721
26,715	Total Tax Obligation/General			29,875,590
	Tax Obligation/Limited – 32.9% (21.3% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,450,864
1,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	AAA	1,442,988
275	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA–	285,255
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,117,440
135	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	N/R	137,198
1,210	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	N/R	1,239,137
488	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	494,295
1,810	Eastmark Community Facilities District No. 1, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – AGM Insured	7/27 at 100.00	AA	2,012,992
655	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	732,329

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012:
$345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	$375,557
1,085	5.000%, 7/15/31 – BAM Insured	7/22 at 100.00	AA	1,175,522
500	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	517,250
1,000	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/37 – BAM Insured	7/27 at 100.00	AA	1,114,670
420	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	427,741
600	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	630,030
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation Refunding Bonds, Series 2013, 5.000%, 7/15/23	No Opt. Call	A–	1,646,415
1,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	1,617,750
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	A	535,872
200	5.125%, 1/01/42	1/22 at 100.00	A	208,600
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,566,045
1,250	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	BBB+	1,344,538
1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	1,568,056
115	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB–	116,742
200	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/31	7/26 at 100.00	BBB	224,060
385	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured	7/27 at 100.00	AA	423,989
1,740	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/42	8/28 at 100.00	AA	1,998,860
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	328,647
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	10/18 at 100.00	N/R	350,836
1,010	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	AA	1,087,023
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	2,714,975
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+	625,043
565	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured	5/18 at 100.00	BBB–	565,401
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	1,130,200
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	567,157
545	4.000%, 8/01/36	8/26 at 100.00	AA	569,552
1,000	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/22	No Opt. Call	AA+	1,137,710
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2014A:
1,400	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	1,567,146
2,100	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	2,340,429

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2006, 5.000%, 7/01/24	No Opt. Call	AAA	$3,501,510
1,320	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AAA	1,541,602
1,820	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	5/18 at 100.00	N/R	1,793,938
	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016:
310	5.000%, 7/01/28	7/26 at 100.00	AAA	362,861
500	5.000%, 7/01/29	7/26 at 100.00	AAA	582,825
4,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	4,440,880
1,750	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	1,768,760
750	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 3.250%, 7/15/25, 144A	7/21 at 100.00	N/R	700,440
1,307	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	5/18 at 100.00	N/R	1,258,759
50,105	Total Tax Obligation/Limited			54,339,889
	Transportation – 6.1% (4.0% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
910	5.000%, 7/01/40	7/25 at 100.00	A+	1,017,498
2,185	5.000%, 7/01/45	7/25 at 100.00	A+	2,435,554
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013:
1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	1,980,939
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,451,185
2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	AA–	2,242,040
9,095	Total Transportation			10,127,216
	U.S. Guaranteed – 17.4% (11.3% of Total Investments) (5)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	3,924,814
1,025	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A, 5.000%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	AA+	1,131,949
960	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33 (Pre-refunded 7/15/18)	7/18 at 100.00	N/R	981,120
180	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+	193,941
585	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	669,509
1,045	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	1,181,592
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
745	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+	785,968
550	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+	580,921
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3	1,016,730
1,000	Pima County Unified School District 8 Flowing Wells, Arizona, General Obligation Bonds, School Improvement Project 2008 Series 2011B, 5.375%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	A+	1,086,000

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A (5)	$2,005,398
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer Improvements Project, Series 2010, 5.000%, 7/01/36 (Pre-refunded 7/01/20)	7/20 at 100.00	AAA	5,393,249
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,446,685
1,360	5.000%, 7/01/33 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,501,902
1,705	5.000%, 7/01/34 (Pre-refunded 7/01/21)	7/21 at 100.00	AAA	1,882,900
2,585	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	2,928,986
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (5)	208,886
800	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	860,056
825	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (5)	969,276
26,155	Total U.S. Guaranteed			28,749,882
	Utilities – 16.4% (10.6% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	1,607,484
1,100	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	1,186,812
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35	6/20 at 100.00	Aa3	4,576,960
695	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A	786,358
1,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36	6/25 at 100.00	Aa1	1,707,645
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2017A:
2,000	5.000%, 1/01/38	1/28 at 100.00	Aa1	2,332,720
500	5.000%, 1/01/39	1/28 at 100.00	Aa1	582,255
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	BBB+	5,399,009
5,665	5.000%, 12/01/37	No Opt. Call	BBB+	6,646,347
2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	5/18 at 100.00	N/R	2,232,350
24,135	Total Utilities			27,057,940
	Water and Sewer – 13.7% (8.9% of Total Investments)
1,000	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/36	1/26 at 100.00	AA+	1,132,650
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	559,270
785	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	876,625
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	Aa3	3,100,330
500	Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2011, 5.500%, 7/01/41	7/21 at 100.00	AA	556,270
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017:
665	5.000%, 7/01/36	7/27 at 100.00	A–	725,528
500	5.000%, 7/01/40	7/27 at 100.00	A–	541,830

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$545	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	$589,336
1,125	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	1,266,514
1,000	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/36	7/27 at 100.00	Aa3	1,127,820
1,135	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	1,298,712
2,000	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	2,259,740
	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding Junior Lien Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,400,988
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,194,440
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	7/22 at 100.00	AA	1,677,810
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2014, 5.000%, 7/01/22	No Opt. Call	AA	1,127,820
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
605	4.700%, 4/01/22	10/18 at 100.00	A+	606,869
1,970	4.900%, 4/01/32	5/18 at 100.00	A+	1,972,975
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	572,750
20,475	Total Water and Sewer			22,588,277
$231,500	Total Long-Term Investments (cost $244,814,873)			254,528,827
	Floating Rate Obligations – (1.6)%			(2,755,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (53.5)% (6)			(88,288,619)
	Other Assets Less Liabilities – 0.9%			1,539,290
	Net Assets Applicable to Common Shares – 100%			$165,024,498

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 34.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUM	Nuveen Michigan Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.7% (100.0% of Total Investments)
	Consumer Staples – 4.7% (3.0% of Total Investments)
$6,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	4/18 at 100.00	B–	$5,985,000
8,650	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	8,696,015
14,650	Total Consumer Staples			14,681,015
	Education and Civic Organizations – 29.9% (19.0% of Total Investments)
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,386,542
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	5/18 at 100.00	B	853,370
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	5/18 at 100.00	B–	794,867
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,245,464
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	AA	2,551,367
2,250	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/41	10/26 at 100.00	A+	2,519,460
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	571,475
990	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BB–	992,782
1,170	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001, 5.000%, 9/01/26 – AMBAC Insured	3/18 at 100.00	N/R	1,170,585
235	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	5/18 at 100.00	N/R	234,969
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA+	5,274,000
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA+	8,751,517
800	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/27	8/25 at 100.00	AA+	932,848
3,690	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	A1	4,025,163
	Oakland University, Michigan, General Revenue Bonds, Series 2016:
1,400	5.000%, 3/01/41	3/26 at 100.00	A1	1,557,766
4,000	5.000%, 3/01/47	3/26 at 100.00	A1	4,433,040
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	905,791
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	2,340,100
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,338,360
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,242,397
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,310,680
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,541,440
5,000	University of Michigan, General Revenue Bonds, Series 2015, 5.000%, 4/01/46	4/26 at 100.00	AAA	5,685,800
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	6,548,109
9,600	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	10,916,736
5,160	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/32	5/26 at 100.00	Aa3	5,861,089
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa3	4,151,030
525	Western Michigan University, General Revenue Bonds, Refunding Series 2011, 5.000%, 11/15/31	11/21 at 100.00	Aa3	579,149

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
$750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA	$855,960
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA	4,770,455
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	Aa3	1,675,455
850	5.000%, 11/15/45	5/25 at 100.00	Aa3	946,535
83,615	Total Education and Civic Organizations			92,964,301
	Health Care – 23.4% (14.9% of Total Investments)
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016, 5.000%, 2/15/47	2/27 at 100.00	BBB–	2,078,960
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,365,920
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	5,885,770
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,113,200
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A1	1,975,302
5,010	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	5,518,014
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	5,344,458
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series 2013, 5.000%, 8/15/31	8/23 at 100.00	A1	4,313,254
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	6,614,793
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	3,263,340
5,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	5,563,300
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017MI, 5.000%, 12/01/30	6/27 at 100.00	AA–	2,189,883
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A1	1,114,040
1,000	5.000%, 11/01/26	11/22 at 100.00	A1	1,108,450
3,750	5.000%, 11/01/42	11/22 at 100.00	A1	4,043,513
9,615	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	10,458,617
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	1,068,850
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A1	5,835,363
66,775	Total Health Care			72,855,027
	Housing/Multifamily – 2.4% (1.5% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA	2,849,597
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,913,549
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,774,335
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 4.000%, 10/01/42	4/22 at 100.00	AA	1,028,420
7,225	Total Housing/Multifamily			7,565,901

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 31.7% (20.1% of Total Investments)
$2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	$2,567,888
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/24	No Opt. Call	Aa2	964,412
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016, 5.000%, 5/01/28	5/26 at 100.00	AAA	1,044,886
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017:
2,250	5.000%, 5/01/43	5/27 at 100.00	AA–	2,512,530
2,195	5.000%, 5/01/47	5/27 at 100.00	AA–	2,443,825
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,022,950
500	4.000%, 5/01/33	5/21 at 100.00	AA–	509,660
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA–	1,263,857
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	934,719
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	7,147,857
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,320,050
100	0.000%, 12/01/27	No Opt. Call	AAA	74,521
4,305	0.000%, 12/01/29	No Opt. Call	AAA	2,999,380
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	616,745
500	5.000%, 10/01/30	10/21 at 100.00	AA	551,575
500	5.000%, 10/01/31	10/21 at 100.00	AA	549,935
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
1,700	5.000%, 5/01/24 – AGM Insured	No Opt. Call	AA	1,956,003
4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	AA	4,885,790
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	1,127,620
	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017:
1,245	5.000%, 5/01/29	5/27 at 100.00	Aa3	1,442,084
1,265	5.000%, 5/01/30	5/27 at 100.00	Aa3	1,458,672
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
300	5.000%, 4/01/27	No Opt. Call	AA+	354,702
1,675	5.000%, 4/01/30	4/27 at 100.00	AA+	1,952,548
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,162,570
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,660,392
1,000	5.000%, 6/01/35	6/26 at 100.00	AAA	1,148,270
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,823,241
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	1,911,806
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	AAA	1,167,690
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AAA	3,951,218
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,137,260
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,158,292
1,000	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/23	No Opt. Call	AA–	1,130,210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
$1,345	5.000%, 5/01/26	No Opt. Call	AA–	$1,567,033
2,245	5.000%, 5/01/33	5/26 at 100.00	AA–	2,548,749
2,085	5.000%, 5/01/38	5/26 at 100.00	AA–	2,332,010
2,200	5.000%, 5/01/41	5/26 at 100.00	AA–	2,450,668
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	4,435,600
1,950	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2015A, 5.000%, 12/01/28	12/25 at 100.00	Aa1	2,264,516
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	1,163,740
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa2	2,703,450
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility Series 2013I, 5.000%, 5/01/38 – BAM Insured	5/24 at 100.00	AA	3,328,940
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1, Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,532,588
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	1,953,879
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	1,732,976
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA	705,453
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA	579,481
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA	880,944
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	520,700
625	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/20	No Opt. Call	Aa2	669,313
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	1,617,733
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/26	5/25 at 100.00	AA	637,313
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/40	11/23 at 100.00	Aa1	1,786,672
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured	5/27 at 100.00	AA	2,924,706
1,390	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	1,537,882
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA	1,570,182
92,475	Total Tax Obligation/General			98,397,686
	Tax Obligation/Limited – 13.1% (8.3% of Total Investments)
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	2,401,982
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
1,240	5.000%, 10/01/20	10/19 at 100.00	AA–	1,298,565
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,246,700
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,260,160
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	11,908,429
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	2,221,180

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I, 5.000%, 4/15/38	10/25 at 100.00	Aa2	$4,503,440
1,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I, 5.000%, 4/15/41	10/26 at 100.00	Aa2	1,681,530
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,215,104
1,750	5.000%, 11/15/29	11/21 at 100.00	AA+	1,929,183
1,605	5.000%, 11/15/31	11/21 at 100.00	AA+	1,769,930
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,207,351
1,970	5.000%, 11/15/36	11/21 at 100.00	AA+	2,159,159
1,370	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	1,554,882
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	2,264,730
36,870	Total Tax Obligation/Limited			40,622,325
	Transportation – 3.4% (2.1% of Total Investments)
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	4,959,225
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	4,395,960
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A	1,116,790
9,500	Total Transportation			10,471,975
	U.S. Guaranteed – 22.1% (14.0% of Total Investments) (5)
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	AA+	2,213,640
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	AA–	1,337,892
2,190	5.500%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	AA–	2,441,653
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+	430,716
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	2,685,573
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA	1,932,858
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
390	5.000%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	AA–	394,801
8,250	5.000%, 7/01/32 (Pre-refunded 7/01/18)	7/18 at 100.00	AA–	8,351,555
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	6,159,765
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	38,973
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	2,271,660
1,135	5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	1,289,167
	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010:
390	5.000%, 10/01/26 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	423,177
475	5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	515,408

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
$150	5.000%, 11/15/20 (Pre-refunded 11/15/19)	11/19 at 100.00	A3	$158,504
7,300	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3	7,805,452
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+	4,218,920
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	5/18 at 100.00	AAA	3,660,914
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1	1,046,310
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 (Pre-refunded 5/01/18) – AGC Insured	5/18 at 100.00	Aa1	754,650
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/33 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1	2,113,020
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A1	3,859,274
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,551,270
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 (Pre-refunded 7/01/18) – NPFG Insured	7/18 at 100.00	A	709,072
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA	371,665
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, School Building & Site Series 2008, 5.000%, 5/01/34 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1	3,622,320
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building & Site, Series 2008:
1,110	5.000%, 5/01/31 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1	1,116,882
2,150	5.000%, 5/01/38 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1	2,163,330
	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008:
2,220	5.000%, 11/15/35 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	Aa3	2,278,031
2,780	5.000%, 11/15/35 (Pre-refunded 11/15/18) – AGM Insured	11/18 at 100.00	Aa3	2,852,669
65,365	Total U.S. Guaranteed			68,769,121
	Utilities – 12.0% (7.6% of Total Investments)
	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A:
2,750	5.000%, 7/01/33	7/21 at 100.00	AA	3,005,173
6,020	5.000%, 7/01/39	7/21 at 100.00	AA	6,564,389
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF0394, 144A:
1,110	15.066%, 7/01/37 (IF) (4)	7/21 at 100.00	AA–	1,487,644
1,700	15.066%, 7/01/37 (IF) (4)	7/21 at 100.00	AA–	2,278,374
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/30	7/26 at 100.00	A	1,133,800
1,000	5.000%, 7/01/31	7/26 at 100.00	A	1,129,890
75	5.000%, 7/01/32	7/26 at 100.00	A	84,509
1,000	5.000%, 7/01/33	7/26 at 100.00	A	1,122,900
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	A2	2,042,880
4,530	5.000%, 1/01/43	1/22 at 100.00	A2	4,779,739

NUM	Nuveen Michigan Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011:
$1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	$1,893,461
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	2,140,902
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	2,345,309
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	311,991
3,640	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,175,844
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 – BAM Insured	10/25 at 100.00	AA	2,917,134
33,645	Total Utilities			37,413,939
	Water and Sewer – 15.0% (9.5% of Total Investments)
15	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	5/18 at 100.00	AA	15,044
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,000	5.000%, 1/01/32	1/24 at 100.00	Aa1	1,139,480
1,000	5.000%, 1/01/33	1/24 at 100.00	Aa1	1,137,150
1,000	5.000%, 1/01/34	1/24 at 100.00	Aa1	1,135,400
1,855	5.000%, 1/01/44	1/24 at 100.00	Aa1	2,092,217
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding Second Lien Series 2016C, 5.000%, 7/01/32	7/26 at 100.00	A–	1,125,399
6,245	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien Series 2016C, 5.000%, 7/01/32	7/26 at 100.00	A	7,065,905
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A–	5,104,303
1,070	5.000%, 7/01/35	7/25 at 100.00	A–	1,171,490
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,662,615
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,347,832
3,340	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,769,624
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,217,791
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,625,632
5,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	5,934,100
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AAA	2,171,740
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	5/18 at 100.00	AAA	581,688
170	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	5/18 at 100.00	AAA	170,495
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	5/18 at 100.00	AAA	90,263
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
70	5.000%, 10/01/23	5/18 at 100.00	AAA	70,204
225	5.000%, 10/01/24	5/18 at 100.00	AAA	225,635

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Refunding Series 2016, 5.000%, 11/01/24	No Opt. Call	AA	$1,149,900
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A–	549,865
1,500	5.625%, 10/01/40	10/21 at 100.00	A–	1,679,235
	Wyoming, Michigan, Water Supply System Revenue Bonds, Refunding Series 2016:
210	5.000%, 6/01/26	No Opt. Call	Aa3	244,476
505	5.000%, 6/01/27	6/26 at 100.00	Aa3	582,674
550	5.000%, 6/01/28	6/26 at 100.00	Aa3	630,680
41,470	Total Water and Sewer			46,690,837
$451,590	Total Long-Term Investments (cost $472,260,822)			490,432,127
	Floating Rate Obligations – (3.9)%			(12,265,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (55.6)% (6)			(172,982,063)
	Other Assets Less Liabilities – 1.8%			5,732,422
	Net Assets Applicable to Common Shares – 100%			$310,917,486

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.3%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.6% (100.0% of Total Investments)
	Consumer Staples – 4.2% (2.7% of Total Investments)
$13,120	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	4/18 at 100.00	B–	$12,546,130
	Education and Civic Organizations – 14.1% (9.1% of Total Investments)
	Lorain County Community College District, Ohio, General Receipts Revenue Bonds, Series 2017:
1,305	5.000%, 12/01/32	6/27 at 100.00	Aa2	1,498,440
1,200	5.000%, 12/01/33	6/27 at 100.00	Aa2	1,371,660
505	5.000%, 12/01/34	6/27 at 100.00	Aa2	574,640
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014:
4,375	5.000%, 9/01/33	9/24 at 100.00	AA	4,940,381
2,500	4.000%, 9/01/39	9/24 at 100.00	AA	2,583,825
2,085	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017, 5.000%, 9/01/41	9/26 at 100.00	AA	2,358,990
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	9/21 at 100.00	AA	142,372
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,142,378
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	500,261
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,040,070
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	131,740
590	5.000%, 11/01/32	5/22 at 100.00	AA	642,840
5,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2013, 5.000%, 12/01/43	12/22 at 100.00	A+	5,466,950
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,101,790
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,014,230
4,175	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA–	4,670,823
7,580	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	8,179,199
	Youngstown State University, Ohio, General Receipts Bonds, Refunding Series 2017:
1,555	5.000%, 12/15/29	12/26 at 100.00	A+	1,785,809
1,670	5.000%, 12/15/30	12/26 at 100.00	A+	1,908,192
38,230	Total Education and Civic Organizations			42,054,590
	Health Care – 15.9% (10.3% of Total Investments)
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38	5/23 at 100.00	AA–	3,302,880
3,125	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017, 5.000%, 12/01/47	12/27 at 100.00	A–	3,425,250
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	2,472,816
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	268,660
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 2016-XL0004, 8.306%, 11/15/41, 144A (IF) (4)	11/21 at 100.00	AA+	5,148,774
1,730	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A., 5.000%, 12/01/47	12/27 at 100.00	AA–	1,932,047
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	893,333

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
$2,730	5.000%, 5/01/30	5/18 at 100.00	BBB+	$2,753,642
2,040	5.000%, 5/01/32	5/18 at 100.00	BBB+	2,061,053
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/44	2/23 at 100.00	BB+	6,371,178
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38	1/22 at 100.00	AA	1,198,560
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
555	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	592,879
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	1,603,114
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
1,000	5.000%, 1/15/28	1/23 at 100.00	A	1,107,630
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,210,440
	State of Ohio, Hospital Refunding Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2017A:
1,765	5.000%, 1/01/30	1/28 at 100.00	AA	2,093,272
1,325	5.000%, 1/01/32	1/28 at 100.00	AA	1,549,111
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,670	5.000%, 12/01/37	12/22 at 100.00	Ba1	2,767,882
5,510	5.000%, 12/01/42	12/22 at 100.00	Ba1	5,683,234
44,125	Total Health Care			47,435,755
	Housing/Multifamily – 1.8% (1.2% of Total Investments)
225	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/18 at 100.00	Aaa	225,567
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,649,984
3,365	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/19 at 100.00	Aa1	3,433,612
5,190	Total Housing/Multifamily			5,309,163
	Industrials – 1.3% (0.9% of Total Investments)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	4,026,135
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/19 at 100.00	N/R	16
5,095	Total Industrials			4,026,151
	Long-Term Care – 1.1% (0.7% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	N/R	946,427
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,389,453
3,115	Total Long-Term Care			3,335,880
	Tax Obligation/General – 23.3% (15.1% of Total Investments)
2,500	Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2017, 5.000%, 11/01/54	11/27 at 100.00	AA	2,824,800
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	3,181,168
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	4,135,089

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,250	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016-3, 5.000%, 2/15/28	2/27 at 100.00	AAA	$2,682,765
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
725	5.000%, 12/01/26	12/25 at 100.00	Aaa	862,591
900	5.000%, 12/01/32	12/25 at 100.00	Aaa	1,051,335
1,000	5.000%, 12/01/34	12/25 at 100.00	Aaa	1,159,770
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,993,150
	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014:
1,260	5.000%, 11/01/30	11/24 at 100.00	Aa2	1,429,861
1,540	5.000%, 11/01/31	11/24 at 100.00	Aa2	1,744,604
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	616,411
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,503,345
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,430,189
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	2,012,990
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
3,625	5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	4,278,044
4,500	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,358,420
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	A1	1,511,516
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	791,461
7,500	Upper Arlington City School District, Franklin County, Ohio, School Facilities and Improvement Bonds, Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	8,595,375
5,000	Ohio State, General Obligation Bonds, Higher Education, Series 2017A, 5.000%, 5/01/36	5/25 at 100.00	AA+	5,688,500
3,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	3,436,950
3,055	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2015B, 5.000%, 6/15/32	6/22 at 100.00	AA+	3,405,592
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	5,511,150
	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012:
450	5.000%, 12/01/36	6/22 at 100.00	AA	497,534
1,800	5.000%, 12/01/36	6/22 at 100.00	AA	2,025,810
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/32	No Opt. Call	AA	1,834,260
64,935	Total Tax Obligation/General			69,562,680
	Tax Obligation/Limited – 30.0% (19.4% of Total Investments)
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA+	1,442,525
1,000	5.000%, 10/01/32	4/28 at 100.00	AA+	1,148,450
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series 2014A-1, 5.000%, 11/15/38	11/23 at 100.00	AA+	3,335,490
	Cleveland, Ohio, Income Tax Revenue Bonds, Subordinate Lien Improvement and Refunding Series 2017A-2:
435	5.000%, 10/01/30	10/27 at 100.00	AA+	504,217
700	5.000%, 10/01/33	10/27 at 100.00	AA+	800,758

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A, 5.000%, 12/01/36	12/19 at 100.00	BBB	$507,990
6,750	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	AA	7,318,688
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,815	5.000%, 12/01/32	12/24 at 100.00	AAA	2,097,487
1,415	5.000%, 12/01/33	12/24 at 100.00	AAA	1,630,490
1,000	5.000%, 12/01/34	12/24 at 100.00	AAA	1,149,610
945	5.000%, 12/01/35	12/24 at 100.00	AAA	1,084,491
300	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	316,164
1,920	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/44	12/25 at 100.00	Aa1	2,153,990
10,350	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	11,774,780
1,000	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015, 5.000%, 12/01/34	12/25 at 100.00	AAA	1,145,480
1,200	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2016, 5.000%, 12/01/28	12/26 at 100.00	AAA	1,410,636
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	AA	3,914,699
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A1	5,481,850
20,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	22,861,700
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	Aa3	1,114,880
8,045	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA+	8,953,361
	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A.:
915	5.000%, 12/01/31	12/27 at 100.00	AA	1,070,312
1,345	5.000%, 12/01/32	12/27 at 100.00	AA	1,568,351
1,845	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.250%, 12/01/36 – AGM Insured	12/25 at 100.00	AA	1,897,675
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,865,792
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,358,160
	Vermilion Local School District, Erie and Lorain Counties, Ohio, Certificates of Participation, School Facilities Project, Series 2012:
765	5.000%, 12/01/24	12/20 at 100.00	Aa3	828,380
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	871,018
82,410	Total Tax Obligation/Limited			89,607,424
	Transportation – 15.1% (9.7% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A–	2,327,913
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	1,635,540
	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2015B:
860	5.000%, 12/01/33 – AGM Insured	12/23 at 100.00	AA	959,760
500	5.000%, 12/01/34 – AGM Insured	12/23 at 100.00	AA	556,875
15,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Series 2018A, 5.000%, 2/15/46 (UB)	2/28 at 100.00	Aa3	16,984,800

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015:
$2,500	5.000%, 12/31/35 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	$2,759,125
3,000	5.000%, 12/31/39 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	3,290,520
4,250	5.000%, 6/30/53 (Alternative Minimum Tax)	6/25 at 100.00	A–	4,650,095
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/39	2/23 at 100.00	Aa3	2,274,742
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2:
5,000	0.000%, 2/15/37	No Opt. Call	Aa3	2,369,150
11,260	0.000%, 2/15/38	No Opt. Call	Aa3	5,099,091
5,000	0.000%, 2/15/40	No Opt. Call	Aa3	2,069,050
53,070	Total Transportation			44,976,661
	U.S. Guaranteed – 31.0% (20.0% of Total Investments) (6)
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA–	2,106,897
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	AA	126,218
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,165	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,282,036
2,335	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,566,375
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	123,561
1,140	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,285,498
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	275,204
2,545	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	2,869,818
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	179,725
1,605	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	Aaa	1,809,846
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding Series 2012A:
1,960	5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	AA	2,137,262
875	5.000%, 12/01/32 (Pre-refunded 12/01/20)	12/20 at 100.00	AA	954,135
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	9,106,402
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+	2,119,520
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
1,315	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,516,300
1,520	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,752,682
1,600	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+	1,844,928
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
2,500	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	2,791,825
1,975	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	2,205,542
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 (Pre-refunded 11/01/21) – AGM Insured	11/21 at 100.00	A1	1,269,185
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	264,278
2,615	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	2,775,038
2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2008A, 5.000%, 11/01/40 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2	2,530,169

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012:
$1,010	5.250%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	$1,137,644
1,090	5.250%, 12/01/28 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	1,227,754
760	5.250%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	856,049
600	5.000%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	AAA	670,410
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)	6/21 at 100.00	A+ (6)	3,681,079
	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
1,565	6.000%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (6)	1,598,084
300	6.000%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	A3 (6)	305,235
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40 (Pre-refunded 10/01/18)	10/18 at 100.00	AA (6)	2,676,618
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
90	5.000%, 11/15/38 (Pre-refunded 11/15/18)	11/18 at 100.00	AA– (6)	92,320
40	5.125%, 11/15/40 (Pre-refunded 11/15/18)	11/18 at 100.00	AA– (6)	41,066
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	AA– (6)	4,560,345
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/36 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	1,543,995
2,705	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R (6)	3,119,081
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+ (6)	2,289,700
2,300	Northmor Local School District, Morrow County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2008, 5.000%, 11/01/36 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (6)	2,356,028
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A3 (6)	3,087,900
945	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.750%, 11/15/40 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	AA (6)	1,029,738
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (6)	979,621
4,550	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	AA (6)	4,703,790
5,350	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105, 14.847%, 1/01/39, 144A (Pre-refunded 1/01/19) (IF)	1/19 at 100.00	AA (6)	6,073,374
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	1,231,285
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36 (Pre-refunded 6/01/18)	6/18 at 100.00	AAA	504,625
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
1,425	5.750%, 12/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A– (6)	1,470,985
1,385	5.750%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A– (6)	1,429,694
1,000	5.750%, 12/01/35 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	AA (6)	1,032,270
	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009:
685	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	715,291
315	5.125%, 12/01/37 (Pre-refunded 6/01/19)	6/19 at 100.00	AA– (6)	329,131
84,845	Total U.S. Guaranteed			92,635,556

NUO	Nuveen Ohio Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 4.9% (3.2% of Total Investments)
$1,500	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	$1,648,680
1,430	American Municipal Power, Inc., Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	1,584,040
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A–	1,373,800
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A–	3,952,903
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A–	1,123,100
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A2	1,585,110
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	C	680,000
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,086,439
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	A1	652,451
20,455	Total Utilities			14,686,523
	Water and Sewer – 11.9% (7.7% of Total Investments)
8,000	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	AAA	9,143,199
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	AA+	2,223,563
545	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	578,627
1,275	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/31	12/24 at 100.00	AA+	1,459,811
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	2,120,195
	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014:
2,950	5.000%, 11/15/39	11/24 at 100.00	AA+	3,349,784
1,400	5.000%, 11/15/44	11/24 at 100.00	AA+	1,584,240
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
820	5.000%, 11/15/25	11/23 at 100.00	Aa3	926,903
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	681,817
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,205,430
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	778,546
10,000	Toledo, Ohio, Water System Revenue Bonds, Series 2016, 5.000%, 11/15/41 (UB)	11/26 at 100.00	AA–	11,333,000
31,425	Total Water and Sewer			35,385,115
$446,015	Total Long-Term Investments (cost $444,347,927)			461,561,628
	Floating Rate Obligations – (6.7)%			(20,000,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (49.5)% (7)			(147,749,747)
	Other Assets Less Liabilities – 1.6%			4,816,949
	Net Assets Applicable to Common Shares – 100%			$298,628,830

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.0%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.4% (100.0% of Total Investments)
	Consumer Discretionary – 2.7% (1.7% of Total Investments)
$4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	5/18 at 100.00	A3	$4,060,406
	Education and Civic Organizations – 11.7% (7.4% of Total Investments)
2,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2015A, 5.000%, 7/01/28	7/24 at 100.00	AAA	2,895,475
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012B, 5.000%, 8/15/22	No Opt. Call	AAA	2,257,120
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,007,200
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,007,190
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28	8/23 at 100.00	BBB–	1,361,475
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35	3/21 at 100.00	A–	1,073,860
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%, 11/15/26	11/22 at 100.00	A	1,112,580
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/38	6/23 at 100.00	Baa3	3,175,470
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue Financing System Bonds, Series 2013, 5.000%, 2/15/36	2/21 at 100.00	AA	2,169,380
1,240	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Refunding Series 2016, 5.000%, 5/01/27 – BAM Insured	5/26 at 100.00	AA	1,435,858
15,970	Total Education and Civic Organizations			17,495,608
	Energy – 1.4% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,075,920
	Health Care – 4.8% (3.1% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35	12/22 at 100.00	A+	1,095,720
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	1,104,730
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	1,410,939
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	561,747
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32	5/26 at 100.00	AA–	1,422,738
1,590	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	1,646,445
6,705	Total Health Care			7,242,319
	Housing/Multifamily – 2.2% (1.4% of Total Investments)
3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	3,235,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 33.9% (21.7% of Total Investments)
$500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016, 5.000%, 8/01/23	No Opt. Call	AA+	$572,725
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012, 5.000%, 2/15/32 – AGM Insured	2/22 at 100.00	AA	1,779,197
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,628,835
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	AA–	1,091,490
1,565	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,706,476
2,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A., 5.000%, 3/01/31	3/27 at 100.00	AA	2,306,540
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 0.000%, 8/01/45	8/21 at 100.00	A	699,174
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds, School Building Series 2014, 5.000%, 2/15/39	2/24 at 100.00	Aaa	1,520,616
2,000	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, School Building Series 2017, 5.000%, 2/15/39	2/27 at 100.00	AAA	2,295,060
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/34	8/24 at 100.00	AA–	3,011,569
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	1,500,309
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,899,485
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	1,051,530
1,000	6.125%, 12/01/38	12/25 at 100.00	B1	1,058,930
2,870	Midland, Texas, General Obligation Bonds, Refunding Series 2018A., 5.000%, 3/01/43	3/27 at 100.00	AA+	3,251,911
10,000	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, School Building Series 2017, 4.000%, 2/15/47 (UB) (4)	2/27 at 100.00	AAA	10,319,100
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E, 0.000%, 10/01/35	No Opt. Call	AAA	762,332
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds, Refunding Series 2015, 5.000%, 2/15/40	2/25 at 100.00	AAA	4,511,999
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	212,333
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,188,720
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	AAA	2,243,200
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014, 5.000%, 10/01/34	4/24 at 100.00	AAA	2,264,700
	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	5/18 at 100.00	AAA	35,379
45	0.000%, 8/15/24	5/18 at 100.00	AAA	31,721
9,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/45	8/25 at 44.15	Aaa	2,906,370
56,165	Total Tax Obligation/General			50,849,701
	Tax Obligation/Limited – 24.7% (15.8% of Total Investments)
2,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds, Highland Campus – Building 3000 Project, Series 2018A., 5.000%, 8/01/42	8/27 at 100.00	AA	2,250,740

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.250%, 8/15/38 – AGM Insured	8/19 at 100.00	AA	$1,051,310
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	AA	1,180,225
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	AA	1,287,983
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/36	12/24 at 100.00	AA+	1,335,200
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/48	12/25 at 100.00	AA+	1,885,968
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.500%, 9/01/36	9/19 at 103.00	N/R	507,840
2,500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligations Series 2015B, 5.000%, 11/01/25	No Opt. Call	AA+	2,948,650
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 11/01/41	11/21 at 100.00	AA+	1,529,334
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
450	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	354,281
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	113,102
260	0.000%, 11/15/33	11/31 at 88.44	Baa2	131,141
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	Baa2	964,811
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	468,091
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa2	1,587,752
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	Baa2	769,304
400	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/34	11/24 at 100.00	A3	440,320
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,127,050
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A2	1,075,172
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	458,300
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A2	1,124,549
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	827,860
10,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/30 (UB) (4)	10/26 at 100.00	AAA	11,684,200
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38	8/24 at 100.00	AAA	1,979,496
43,250	Total Tax Obligation/Limited			37,082,679
	Transportation – 22.8% (14.6% of Total Investments)
3,000	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/39 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,302,400
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB	713,532
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB+	1,388,891
2,205	0.000%, 1/01/37	No Opt. Call	BBB+	991,478
2,160	0.000%, 1/01/38	No Opt. Call	BBB+	927,266
1,000	0.000%, 1/01/40	No Opt. Call	BBB+	391,680
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	1,074,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	$1,253,936
3,185	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012G, 5.000%, 11/01/34	11/20 at 100.00	A+	3,429,003
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	1,843,830
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C, 5.000%, 8/15/31	8/22 at 100.00	AA	1,299,488
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 8/15/41	8/26 at 100.00	Aa2	5,811,360
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series 2012A, 5.000%, 7/01/31 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,172,240
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/35 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,948,678
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	3,220,860
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
20	6.100%, 1/01/28	1/19 at 100.00	A1	20,731
375	6.250%, 1/01/39	1/19 at 100.00	A1	388,399
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	1,273,275
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A+	2,733,425
37,455	Total Transportation			34,184,922
	U.S. Guaranteed – 19.5% (12.4% of Total Investments) (5)
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	2,726,925
185	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured (ETM)	No Opt. Call	AA	202,283
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39 (Pre-refunded 8/15/18)	8/18 at 22.64	AA	1,911,650
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series 2010, 5.250%, 8/01/35 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 100.00	AA	2,169,660
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010, 5.250%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	AA–	4,290,759
250	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phase I, Series 2014, 7.150%, 9/01/37 (Pre-refunded 3/15/18)	3/18 at 103.00	N/R	254,090
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds, Series 2009, 5.000%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	383,451
25	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R	27,998
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32 (Pre-refunded 3/01/19)	3/19 at 100.00	Aaa	1,557,300
925	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)	No Opt. Call	AAA	1,060,143
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39 (Pre-refunded 8/15/19)	8/19 at 100.00	Aa2	2,122,580
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2	996,758
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	AA+	3,321,810

NTX	Nuveen Texas Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	AA+	$2,248,280
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
80	6.100%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R	83,031
1,625	6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R	1,688,570
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
95	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R	103,187
1,155	5.250%, 8/15/40 (Pre-refunded 8/15/20)	8/20 at 100.00	AA–	1,257,449
410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	427,056
90	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, 5.000%, 4/01/30 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R	90,274
1,200	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37 (Pre-refunded 4/05/18)	4/18 at 100.00	B+	1,185,156
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.500%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB	1,057,780
33,790	Total U.S. Guaranteed			29,166,190
	Utilities – 15.7% (10.1% of Total Investments)
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/40	11/22 at 100.00	AA	2,218,600
3,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/38	11/25 at 100.00	AA	3,396,570
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)	4/18 at 100.00	N/R	26
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A+	2,281,180
3,000	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A	3,176,220
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/36	5/22 at 100.00	A	1,266,875
1,975	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A	2,194,087
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	A–	1,613,655
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	BBB+	1,068,810
3,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	3,518,880
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	A–	1,086,760
	Texas Municipal Power Agency, Revenue Bonds, Refunding Transmission Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	686,221
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,069,940
23,825	Total Utilities			23,577,824
	Water and Sewer – 17.0% (10.9% of Total Investments)
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	11/26 at 100.00	AA	1,655,103
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	AA	1,735,445
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31	2/21 at 100.00	AA	2,711,725
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series 2013, 5.000%, 7/15/43	7/23 at 100.00	A+	2,209,480

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$5,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/46	10/27 at 100.00	AAA	$5,724,099
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/42	11/22 at 100.00	AA	2,231,760
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	775,327
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 12/15/33	12/22 at 100.00	AA–	4,277,883
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana Project, Refunding Series 2015, 5.000%, 7/15/26	7/25 at 100.00	AA–	1,165,820
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B, 5.000%, 5/15/34	5/25 at 100.00	AA	3,005,297
22,735	Total Water and Sewer			25,491,939
$248,955	Total Long-Term Investments (cost $222,654,944)			234,463,458
	Floating Rate Obligations – (10.6)%			(16,000,000)
	MuniFund Preferred Shares, net of deferred offering costs – (47.8)% (7)			(71,625,269)
	Other Assets Less Liabilities – 2.0%			3,049,034
	Net Assets Applicable to Common Shares – 100%			$149,887,223

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 30.5%.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2018

	NAZ	NUM	NUO	NTX
Assets
Long-term investments, at value (cost $244,814,873, $472,260,822, $444,347,927 and $222,654,944, respectively)	$254,528,827	$490,432,127	$461,561,628	$234,463,458
Cash	—	849,001	935,081	—
Receivable for:
Interest	2,337,898	6,412,418	5,058,088	2,402,701
Investments sold	2,269,155	—	25,000	2,178,490
Deferred offering costs	131,091	—	—	—
Other assets	1,052	50,322	22,858	6,150
Total assets	259,268,023	497,743,868	467,602,655	239,050,799
Liabilities
Cash overdraft	52,223	—	—	856,619
Floating rate obligations	2,755,000	12,265,000	20,000,000	16,000,000
Payable for:
Dividends	561,328	929,398	871,273	504,948
Interest	133,273	261,112	—	—
Investments purchased	2,256,923	—	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $— and $72,000,000, respectively)	—	—	—	71,625,269
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $88,300,000, $173,000,000, $—, and $—, respectively)	88,288,619	172,982,063	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $148,000,000, and $—, respectively)	—	—	147,749,747	—
Accrued expenses:
Management fees	121,721	223,977	222,379	110,262
Trustees fees	2,803	56,143	23,360	2,453
Other	71,635	108,689	107,066	64,025
Total liabilities	94,243,525	186,826,382	168,973,825	89,163,576
Net assets applicable to common shares outstanding	$165,024,498	$310,917,486	$298,628,830	$149,887,223
Common shares outstanding	11,698,658	20,789,387	18,521,955	10,027,210
Net asset value (“NAV”) per common share outstanding	$14.11	$14.96	$16.12	$14.95
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$116,987	$207,894	$185,220	$100,272
Paid-in surplus	157,945,321	294,713,320	280,939,499	141,062,852
Undistributed (Over-distribution of) net investment income	9,746	(671,426)	(273,658)	7,977
Accumulated net realized gain (loss)	(2,761,510)	(1,503,607)	564,068	(3,092,392)
Net unrealized appreciation (depreciation)	9,713,954	18,171,305	17,213,701	11,808,514
Net assets applicable to common shares	$165,024,498	$310,917,486	$298,628,830	$149,887,223
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2018

	NAZ	NUM	NUO	NTX
Investment Income	$10,758,721	$19,313,050	$18,530,824	$9,071,646
Expenses
Management fees	1,620,894	2,963,812	2,892,832	1,417,211
Interest expense and amortization of offering costs	1,602,962	3,377,650	2,765,732	1,743,111
Custodian fees	37,900	58,729	52,209	33,100
Trustees fees	8,124	15,573	14,399	7,336
Professional fees	43,051	45,283	66,087	36,854
Shareholder reporting expenses	22,325	40,580	41,325	25,031
Shareholder servicing agent fees	16,169	29,573	22,400	4,967
Stock exchange listing fees	6,867	6,815	6,815	6,815
Investor relations expenses	18,183	33,757	30,656	15,259
Other	39,802	39,990	65,005	37,910
Total expenses	3,416,277	6,611,762	5,957,460	3,327,594
Net investment income (loss)	7,342,444	12,701,288	12,573,364	5,744,052
Realized and Unrealized Gain(Loss)
Net realized gain (loss) from investments	2,324,539	111,781	3,405,401	440,616
Change in net unrealized appreciation (depreciation) of investments	(3,887,305)	(2,895,282)	(6,878,414)	(1,829,092)
Net realized and unrealized gain (loss)	(1,562,766)	(2,783,501)	(3,473,013)	(1,388,476)
Net increase (decrease) in net assets applicable to common shares from operations	$5,779,678	$9,917,787	$9,100,351	$4,355,576

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAZ		NUM
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/18	2/28/17	2/28/18	2/28/17
Operations
Net investment income (loss)	$7,342,444	$7,848,233	$12,701,288	$14,285,029
Net realized gain (loss) from investments	2,324,539	(122,583)	111,781	(85,716)
Change in net unrealized appreciation (depreciation) of investments	(3,887,305)	(7,782,530)	(2,895,282)	(15,175,056)
Net increase (decrease) in net assets applicable to common shares from operations	5,779,678	(56,880)	9,917,787	(975,743)
Distributions to Common Shareholders
From net investment income	(7,491,154)	(8,732,348)	(13,015,363)	(14,902,675)
From accumulated net realized gains	—	—	—	(1,290,275)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,491,154)	(8,732,348)	(13,015,363)	(16,192,950)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	1,484,129	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	111,107	162,720	—	—
Cost of shares repurchased and retired	—	—	(281,969)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,595,236	162,720	(281,969)	—
Net increase (decrease) in net assets applicable to common shares	(116,240)	(8,626,508)	(3,379,545)	(17,168,693)
Net assets applicable to common shares at the beginning of period	165,140,738	173,767,246	314,297,031	331,465,724
Net assets applicable to common shares at the end of period	$165,024,498	$165,140,738	$310,917,486	$314,297,031
Undistributed (Over-distribution of) net investment income at the end of period	$9,746	$303,081	$(671,426)	$(304,164)

See accompanying notes to financial statements.

	NUO		NTX
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/18	2/28/17	2/28/18	2/28/17
Operations
Net investment income (loss)	$12,573,364	$13,771,482	$5,744,052	$6,428,382
Net realized gain (loss) from investments	3,405,401	70,437	440,616	(1,993,490)
Change in net unrealized appreciation (depreciation) of investments	(6,878,414)	(15,075,506)	(1,829,092)	(4,498,908)
Net increase (decrease) in net assets applicable to common shares from operations	9,100,351	(1,233,587)	4,355,576	(64,016)
Distributions to Common Shareholders
From net investment income	(13,161,701)	(13,932,214)	(6,412,401)	(6,562,812)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,161,701)	(13,932,214)	(6,412,401)	(6,562,812)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(4,061,350)	(15,165,801)	(2,056,825)	(6,626,828)
Net assets applicable to common shares at the beginning of period	302,690,180	317,855,981	151,944,048	158,570,876
Net assets applicable to common shares at the end of period	$298,628,830	$302,690,180	$149,887,223	$151,944,048
Undistributed (Over-distribution of) net investment income at the end of period	$(273,658)	$254,772	$7,977	$390,167

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2018

	NAZ	NUM	NUO	NTX
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,779,678	$9,917,787	$9,100,351	$4,355,576
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(52,178,597)	(37,652,425)	(86,279,005)	(31,842,973)
Proceeds from sales and maturities of investments	48,743,340	41,047,574	72,423,051	24,368,370
Proceeds from litigation settlement	—	364	450	131
Taxes paid	(158)	(4,211)	—	(164)
Amortization (Accretion) of premiums and discounts, net	1,533,223	3,401,981	2,091,190	813,282
Amortization of deferred offering costs	9,074	14,293	9,808	223,223
(Increase) Decrease in:
Receivable for interest	87,247	(133,491)	62,469	19,982
Receivable for investments sold	(836,093)	1,259,319	1,105,350	(2,178,490)
Other assets	(63)	(6,485)	(3,888)	(4,148)
Increase (Decrease) in:
Payable for interest	26,370	51,663	—	—
Payable for investments purchased	488,668	(1,166,063)	—	—
Payable for offering costs	(84,619)	(55,392)	(70,478)	—
Accrued management fees	(1,181)	(1,287)	2,603	2,729
Accrued Trustees fees	20	7,862	4,422	(21)
Accrued other expenses	12,467	24,475	25,436	3,489
Net realized (gain) loss from investments	(2,324,539)	(111,781)	(3,405,401)	(440,616)
Change in net unrealized appreciation (depreciation) of investments	3,887,305	2,895,282	6,878,414	1,829,092
Net cash provided by (used in) operating activities	5,142,142	19,489,465	1,944,772	(2,850,538)
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(131,091)	—	—	(315,000)
(Payments for) iMTP Shares redeemed, at liquidation value	—	—	—	(72,000,000)
Proceeds from MFP Shares issued, at liquidation value	—	—	—	72,000,000
Proceeds from shelf offering, net of offering costs	1,484,129	—	—	—
Increase (Decrease) in:
Cash Overdraft	52,223	—	—	856,619
Floating rate obligations	—	(6,625,000)	12,000,000	8,000,000
Cash distributions paid to common shareholders	(7,456,730)	(13,176,826)	(13,268,037)	(6,425,471)
Cost of common shares repurchased and retired	—	(281,969)	—	—
Net cash provided by (used in) financing activities	(6,051,469)	(20,083,795)	(1,268,037)	2,116,148
Net Increase (Decrease) in Cash	(909,327)	(594,330)	676,735	(734,390)
Cash at the beginning of period	909,327	1,443,331	258,346	734,390
Cash at the end of period	$—	$849,001	$935,081	$—

Supplemental Disclosures of Cash Flow Information	NAZ	NUM	NUO	NTX
Cash paid for interest (excluding amortization of offering costs)	$1,652,138	$3,367,085	$2,703,661	$1,455,508
Non-cash financing activities not included herein consists of reinvestments of common share distributions	111,107	—	—	—

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering		Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NAZ
Year Ended 2/28–2/29:
2018	$14.26	$0.63		$(0.13)	$0.50	$(0.64)	$—		$(0.64)	$(0.01)	$—	*	$—		$14.11	$13.69
2017	15.01	0.68		(0.68)	(0.00)	(0.75)	—		(0.75)	—	—		—		14.26	14.22
2016	15.02	0.76		0.03	0.79	(0.80)	—		(0.80)	—	—		—		15.01	15.74
2015	14.15	0.79		0.87	1.66	(0.79)	—		(0.79)	—	—		—		15.02	14.37
2014	15.47	0.55		(1.10)	(0.55)	(0.77)	—		(0.77)	—	—		—		14.15	12.79

NUM
Year Ended 2/28–2/29:
2018	15.10	0.61		(0.12)	0.49	(0.63)	—		(0.63)	—	—		—	*	14.96	12.84
2017	15.93	0.68		(0.73)	(0.05)	(0.72)	(0.06)		(0.78)	—	—		—		15.10	13.50
2016	15.80	0.76		0.15	0.91	(0.78)	—	*	(0.78)	—	—		—	*	15.93	14.01
2015	14.98	0.80		0.88	1.68	(0.86)	—		(0.86)	—	—		—		15.80	13.85
2014	16.35	0.80		(1.28)	(0.48)	(0.89)	—		(0.89)	—	—		—	*	14.98	13.45

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(d)

3.44%	0.69%	$165,024	2.03%		4.35%		19%
(0.07)	(5.03)	165,141	1.91		4.54		13
5.45	15.59	173,767	1.51		5.12		9
12.01	18.94	173,648	1.56		5.37		13
(3.40)	(13.52)	163,635	2.47		4.93		14

3.19	(0.39)	310,917	2.07		3.98		8
(0.40)	1.74	314,297	1.88		4.34		20
5.97	7.15	331,466	1.52		4.85		12
11.45	9.48	329,232	1.57		5.14		15
(2.76)	(8.00)	312,180	1.95		5.32		15

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAZ
Year Ended 2/28–2/29:
2018	0.95%
2017	0.87
2016	0.49
2015	0.50
2014	1.32

NUM
Year Ended 2/28–2/29:
2018	1.06%
2017	0.88
2016	0.52
2015	0.53
2014	0.84

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NUO
Year Ended 2/28–2/29:
2018	$16.34	$0.68		$(0.19)	$0.49	$(0.71)	$—	$(0.71)	$—		$—		$16.12	$14.14
2017	17.16	0.74		(0.81)	(0.07)	(0.75)	—	(0.75)	—		—		16.34	14.97
2016	17.01	0.81		0.17	0.98	(0.83)	—	(0.83)	—		—		17.16	15.44
2015	16.02	0.85		1.07	1.92	(0.93)	—	(0.93)	—		—		17.01	15.40
2014	17.64	0.76		(1.39)	(0.63)	(0.99)	—	(0.99)	—		—		16.02	14.75

NTX
Year Ended 2/28–2/29:
2018	15.15	0.57		(0.13)	0.44	(0.64)	—	(0.64)	—		—		14.95	13.53
2017	15.81	0.63		(0.64)	(0.01)	(0.65)	—	(0.65)	—		—		15.15	14.28
2016	15.72	0.66		0.08	0.74	(0.65)	—	(0.65)	—		—		15.81	14.66
2015	14.82	0.62		0.96	1.58	(0.68)	—	(0.68)	—		—		15.72	14.35
2014	15.87	0.66		(1.01)	(0.35)	(0.70)	—	(0.70)	—	*	—	*	14.82	13.54

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(d)

2.98%	(0.93% )	$298,629	1.94%		4.10%		16%
(0.49)	1.67	302,690	1.79		4.35		8
5.95	5.96	317,856	1.58		4.83		10
12.23	10.79	315,142	1.62		5.10		15
(3.38)	(11.39)	296,668	2.15		5.45		13

2.88	(0.94)	149,887	2.16		3.73		11
(0.12)	1.79	151,944	1.78		4.05		9
4.89	7.02	158,571	1.78		4.26		14
10.81	11.07	157,644	2.33		4.05		12
(2.11)	(11.03)	148,580	2.49		4.46		13

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUO
Year Ended 2/28–2/29:
2018	0.90%
2017	0.77
2016	0.55
2015	0.57
2014	1.05

NTX
Year Ended 2/28–2/29:
2018	1.13%
2017	0.77
2016	0.77
2015	1.26
2014	1.31

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NAZ
Year Ended 2/28-2/29:
2018	$—	$—	$88,300	$286,891
2017	—	—	88,300	287,022
2016	—	—	79,000	319,959
2015	—	—	79,000	319,808
2014	—	—	79,000	307,133

NUM
Year Ended 2/28-2/29:
2018	—	—	173,000	279,721
2017	—	—	173,000	281,675
2016	—	—	159,000	308,469
2015	—	—	159,000	307,064
2014	—	—	159,000	296,340

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NAZ
Series 2015 (NAZ PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.02	Δ
Series 2016 (NAZ PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.11	Δ

NUM
Series 2015 (NUM PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.02	ΔΔ

Δ	For the period April 8, 2013 (effective date of the reorganizations) through December 20, 2013.
ΔΔ	For the period March 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		MFP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share	(000)	Share
NUO
Year Ended 2/28-2/29:
2018	$—	$—	$—	$—	$—	$—	$148,000	$301,776
2017	—	—	—	—	—	—	148,000	304,520
2016	—	—	—	—	—	—	148,000	314,768
2015	—	—	—	—	—	—	148,000	312,934
2014	—	—	—	—	—	—	148,000	300,451

NTX
Year Ended 2/28-2/29:
2018	—	—	—	—	72,000	308,177	—	—
2017	72,000	15,552	—	—	—	—	—	—
2016	72,000	16,012	—	—	—	—	—	—
2015	—	—	70,920	32.23	—	—	—	—
2014	—	—	70,920	30.95	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2016		2015	2014
NUO
Series 2014 (NUO PRACL)
Ending Market Value per Share	$—		$—	$—
Average Market Value per Share	—		—	10.01	Ω
Series 2015 (NUO PRCCL)
Ending Market Value per Share	—		—	—
Average Market Value per Share	—		—	10.03	Ω
Series 2016 (NUO PRDCL)
Ending Market Value per Share	—		—	—
Average Market Value per Share	—		—	10.06	Ω

NTX
Series 2015 (NTX PRCCL)
Ending Market Value per Share	—		10.02	10.03
Average Market Value per Share	10.01	ΩΩ	10.04	10.04

Ω	For the period April 8, 2013 (effective date of the reorganization) through October 7, 2013.
ΩΩ	For the period March 1, 2015 through April 20, 2015.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Arizona Quality Municipal Income Fund (NAZ)

•	Nuveen Michigan Quality Municipal Income Fund (NUM)

•	Nuveen Ohio Quality Municipal Income Fund (NUO)

•	Nuveen Texas Quality Municipal Income Fund (NTX)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. NAZ, NUM and NUO were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). NTX was organized as a Massachusetts business trust on July 26, 1991.

The end of the reporting period for the Funds is February 28, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2018 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NAZ
Outstanding when-issued/delayed delivery purchase commitments	$2,256,923

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAZ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$254,528,827	$—	$254,528,827
NUM
Long-Term Investments*:
Municipal Bonds	$—	$490,432,127	$—	$490,432,127
NUO
Long-Term Investments*:
Municipal Bonds	$—	$461,561,628	$—	$461,561,628
NTX
Long-Term Investments*:
Municipal Bonds	$—	$234,463,458	$—	$234,463,458

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and

Notes to Financial Statements (continued)

Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAZ	NUM	NUO	NTX
Floating rate obligations: self-deposited Inverse Floaters	$2,755,000	$12,265,000	$20,000,000	$16,000,000
Floating rate obligations: externally-deposited Inverse Floaters	6,715,000	8,430,000	20,530,000	—
Total	$9,470,000	$20,695,000	$40,530,000	$16,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAZ	NUM	NUO	NTX
Average floating rate obligations outstanding	$2,755,000	$13,825,959	$8,460,274	$8,460,274
Average annual interest rate and fees	1.50%	1.53%	1.48%	1.54%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAZ	NUM	NUO	NTX
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$2,755,000	$12,265,000	$12,000,000	$16,000,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	8,430,000	4,480,000	—
Total	$2,755,000	$20,695,000	$16,480,000	$16,000,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Program and Offering Costs
NAZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	NAZ
	Year
	Ended
	2/28/18	*
Additional authorized common shares	1,100,000
Common shares sold	107,600
Offering proceeds, net of offering costs	$1,484,129

*	Represents additional authorized shares for the period June 6, 2017 through February 28, 2018.

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of

Notes to Financial Statements (continued)

“Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ		NUM
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/18	2/28/17	2/28/18	2/28/17
Common shares:
Issued to shareholders due to reinvestment of distributions	7,629	10,466	—	—
Sold through shelf offering	107,600	—	—	—
Repurchased and retired	—	—	(21,500)	—
Weighted average common share:
Premium to NAV per shelf offering share sold	1.64%	—	—	—
Price per share repurchased and retired	—	—	$13.09	—
Discount per share repurchased and retired	—	—	13.90%	—

Preferred Shares

Institutional MuniFund Term Preferred Shares
During the current reporting period, NTX had issued and had outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.

On October 2, 2017, NTX redeemed all of its outstanding Series 2018 iMTP Shares. The Fund’s iMTP Shares were redeemed at their $5,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of MuniFund Preferred (“MFP”) Shares (as described below in MuniFund Preferred Shares).

The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

NTX*
Average liquidation preference of iMTP Shares outstanding	$72,000,000
Annualized dividend rate	1.71%

*	For the period March 1, 2017 through October 2, 2017.

iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to “qualified institutional buyers.” iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as a component of “Institutional MuniFund Term Preferred (“iMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of “Institutional MuniFund Term Preferred (“iMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NTX’s redemption of iMTP Shares, the remaining deferred costs of $183,388, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

MuniFund Preferred Shares
NTX has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NTX incurred offering costs of $315,000 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of its MFP Shares outstanding were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NTX	A	720	$72,000,000	September 1, 2047	VRM	10/02/19	*

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	NTX	**
Average liquidation preference of MFP Shares outstanding	$72,000,000
Annualized dividend rate	1.90%

*	Subject to early termination by either the Fund or the holder.
**	For the period September 22, 2017 (first issuance of shares) through February 28, 2018.

Notes to Financial Statements (continued)

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAZ	2019	883	$88,300,000
NUM	2019	1,730	$173,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAZ	2019	June 1, 2019	May 31, 2017
NUM	2019	June 1, 2019	May 31, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAZ	NUM
Average liquidation preference of VMTP Shares outstanding	$88,300,000	$173,000,000
Annualized dividend rate	1.85%	1.85%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NUO	1	1,480	$148,000,000	September 1, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

NUO designated a special rate period until November 14, 2019, for its Series 1 VRDP Shares. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NUO
Average liquidation preference of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	1.74%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2018
NTX	Series	Shares	Amount
iMTP Shares redeemed	2018	(14,400)	($72,000,000)

Notes to Financial Statements (continued)

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2018
NTX	Series	Shares	Amount
MFP Shares issued	A	720	$72,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2017
NAZ	Series	Shares	Amount
VMTP Shares issued	2019	883	$88,300,000
VMTP Shares exchanged	2016	(790)	(79,000,000)
Net increase (decrease)		93	$9,300,000

	Year Ended
	February 28, 2017
NUM	Series	Shares	Amount
VMTP Shares issued	2019	1,730	$173,000,000
VMTP Shares exchanged	2016	(1,590)	(159,000,000)
Net increase (decrease)		140	$14,000,000

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAZ	NUM	NUO	NTX
Purchases	$52,178,597	$37,652,425	$86,279,005	$31,842,973
Sales and maturities	48,743,340	41,047,574	72,423,051	24,368,370

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2018.

	NAZ	NUM	NUO	NTX
Tax cost of investments	$241,480,464	$459,758,499	$424,107,830	$206,338,230
Gross unrealized:
Appreciation	$13,607,522	$21,247,004	$23,190,618	$13,228,647
Depreciation	(3,314,178)	(2,837,638)	(5,736,780)	(1,103,439)
Net unrealized appreciation (depreciation) of investments	$10,293,344	$18,409,366	$17,453,838	$12,125,208

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2018, the Funds’ tax year end, as follows:

	NAZ	NUM	NUO	NTX
Paid-in surplus	$32,721	$36,889	$(62,071)	$(286,971)
Undistributed (Over-distribution of) net investment income	(144,625)	(53,187)	59,907	286,159
Accumulated net realized gain (loss)	111,904	16,298	2,164	812

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2018, the Funds’ tax year end, were as follows:

	NAZ	NUM	NUO	NTX
Undistributed net tax-exempt income[1]	$126,442	$301,865	$95,858	$218,556
Undistributed net ordinary income[2]	16,271	—	317,120	4,169
Undistributed net long-term capital gains	—	—	600,437	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2018, paid on March 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2018 and February 28, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income[3]	$9,082,658	$16,339,018	$15,173,143	$7,717,699
Distributions from net ordinary income[2]	100,573	—	687,164	35,095
Distributions from net long-term capital gains	—	—	—	—

2017	NAZ	NUM	NUO	NTX
Distributions from net tax-exempt income	$9,937,919	$17,269,481	$15,271,572	$7,576,347
Distributions from net ordinary income[2]	47,492	12,198	12,451	5,014
Distributions from net long-term capital gains	—	1,290,275	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2018, as Exempt Interest Dividends.

As of February 28, 2018, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAZ	NUM	NTX
Capital losses to be carried forward – not subject to expiration	$2,761,510	$1,455,956	$3,092,392

During the Funds’ tax year ended February 28, 2018, the following Funds utilized capital loss carryforwards as follows:

	NAZ	NUO	NTX
Utilized capital loss carryforwards	$271,128	$1,725,847	$424,045

As of February 28, 2018, the Funds’ tax year end, $43,720 of NAZ’s capital loss carryforward expired.

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2018, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NAZ
Purchases	$6,241,013
Sales	5,044,836

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July 27, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July 27, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NAZ	NUM	NUO
Maximum Outstanding Balance	$2,580,336	$1,109,672	$2,317,867

During each Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAZ	NUM	NUO
Average daily balance outstanding	$2,580,336	$1,109,672	$2,317,867
Average annual interest rate	2.56%	2.56%	2.56%

During the current fiscal period, NTX did not utilize this facility.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s

Notes to Financial Statements (continued)

total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	21,500	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Indexes Arizona, Michigan, Ohio and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona, Michigan, Ohio and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175

■	ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	175

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	175

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Board Member:

■	MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen by
					Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	175

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	175

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	175

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen by
					Officer

	Officers of the Funds (continued):

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.	75

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	175

■	WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

■	MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175

■	WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen by
					Officer

Officers of the Funds (continued):

■	MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	175

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Terence J. Toth has been appointed Chairman of the Board to take effect July 1, 2018.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0218D 464932-INV-Y-04/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Texas Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2018	$28,040	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2017	$27,290	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2018	$ 0	$ 0	$ 0	$ 0
February 28, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$7.40 billion
	Other Pooled Investment Vehicles	15	$3.97 billion
	Other Accounts	13	$446 million
*	Assets are as of February 28, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NTX SECURITIES AS OF FEBRUARY 28, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Texas Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 7, 2018